                                                                   EXHIBIT 10.46


================================================================================

FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT                            FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT
================================================================================


                                                            As of August 3, 2001

        THIS FOURTH AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 24, 2000 Loan and Security Agreement ( the "LOAN AGREEMENT") between

                        Fleet Retail Finance Inc., a Delaware corporation with
                its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

                and

                        The Revolving Credit Lenders

                and

                        The Term Lender

                On the one hand

                and

                The Gymboree Corporation, a Delaware corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010, as agent for the following and as agent for any other Person which becomes a Borrower as provided in Section 2:2-23 of the Loan Agreement:

                The Gymboree Corporation (a Delaware corporation); and Gymboree Manufacturing, Inc., Gymboree Operations, Inc., Gymboree Play Programs, Inc., Gymboree Retail Stores, Inc.,The Gymboree Stores, Inc., and Gym-Mark, Inc. (each a California corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010);

        on the other,

                                   WITNESSETH:

        SECTION 1. AMENDMENT OF LOAN AGREEMENT:

        Subject to the satisfaction of the Conditions to Effectiveness of Amendment set forth in Section 2, below, the Loan Agreement is amended as follows:

        ARTICLE 1 of the Loan Agreement is amended so that the following Definitions, included therein, read as follows:

        "EXCESS AVAILABILITY BREACH": Excess Availability, on each of not less than five (5) consecutive days, is less than the following:

                Any day other than between August 3, 2001 and October 31, 2001:
                $5 Million. Any day between (and including) August 3, 2001 and October 31, 2001:$2.5 Million.

        ""REVOLVING CREDIT CEILING":

             ----------------------- -------------------- ----------------------
             From                    To                   Ceiling ($Millions)
             ----------------------- -------------------- ----------------------
             Closing                 October 8, 2000      75.0

             October 9, 2000         October 15, 2000     87.5

             October 16, 2000        October 22, 2000     86.5

             October 23, 2000        October 29, 2000     84.5

             October 30, 2000        November 5, 2000     81.5

             November 6, 2000        November 12, 2000    77.5

             November 13, 2000       November 24, 2000    84.0

             November 25, 2000       August 2, 2001       75.0

             August 3, 2001          Maturity Date        85.0

        "SWINGLINE LOAN CEILING": $5 Million (subject to increase as provided in
Section 16:16-4(d)).

        ARTICLE 1 of the Loan Agreement is amended so that the following Definition is added thereto in alphabetical order:

        "FOURTH AMENDMENT FEE LETTER": The letter dated as of August 3, 2001 and styled "Fourth Amendment Fee Letter" between the Administrative Agent and the Lead Borrower, as such may be amended from time to time hereafter.

        "TERM LOAN EARLY TERMINATION FEE": Defined in Section 3-3(c).

        SECTION 2-18(b)(i) of the Loan Agreement is amended to read as follows:

                        (i) The aggregate Stated Amount of all L/C's then
                outstanding, does not exceed Eighty Five Million Dollars ($85,000,000.00).

        SECTION 3-3(b) of the Loan Agreement is amended by the addition of the following subsection thereto:

                        (vi) The payment of the relevant Term Loan Early
                Termination Fee (as provided in Section 3-3(c)) on account of such prepayment.

        SECTION 3-3 of the Loan Agreement is amended by the addition of the following Section thereto:

                (c) The Borrowers shall pay the Administrative Agent, for the account of the Term Lender, the following fee (the "TERM LOAN EARLY TERMINATION FEE") consisting of the following percentage of the principal of the Term Loan (which, for such purpose, shall include any accrued and unpaid PIK Interest which has not yet been added to such principal) which becomes due or payable or which is paid for any reason after the effective date of the Fourth Amendment to this Agreement and prior to the Maturity Date except that no Term Loan Early Termination Fee shall be due and payable in the event of a prepayment in connection with a refinancing of the Term Loan agented or provided by Back Bay Capital Funding LLC it being understood that Back Bay Capital Funding LLC has not agreed to provide or to entertain a request to provide any such refinancing:

--------------------------------- ------------------------------ ---------------
Prepayment From                   Through and Including          Percentage
--------------------------------- ------------------------------ ---------------
Date of Fourth Amendment to       January 31, 2002               1.5%
this Agreement

February 1, 2002                  January 31, 2003               0.75%

February 1, 2003                  Maturity Date                  Nil


        SECTION 6-12 of the Loan Agreement is amended to read as follows:

                6-12. FINANCIAL PERFORMANCE COVENANTS.

                (a) The Borrowers shall observe and comply with the financial performance covenants set forth below. The Administrative Agent may determine compliance with such covenants based upon financial reports and statements provided by the Lead Borrower to the Administrative Agent (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information and appraisals of Collateral provided to, or developed by, the Administrative Agent.

                (b) The Borrowers shall not incur:

                        (i) Consolidated Capital Expenditures for their Fiscal year ending in January 2002 in excess of $15 Million.

                        (ii) Consolidated Capital Expenditures for their Fiscal year ending in January 2003 in excess of the aggregate of

                                (A) $18 Million

                                Plus

                                (B) Fifty Percent (50%) of the excess of the
                        Borrowers' EBITDA for their Fiscal year ending in January 2002 over $27 Million.

                        (iii) Consolidated Capital Expenditures for any Fiscal quarter in excess of $5 Million without requisite Consent of the Lenders.

                (c) The Borrowers shall not suffer or permit the occurrence of any Excess Availability Breach.

        EXHIBIT 2:2-24 is amended to read in as EXHIBIT 2:2-24 annexed to this Fourth Amendment.


        SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

                The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

                (a) The delivery to the Administrative Agent of Certificates executed respectively by the President and by the Chief Financial Officer of the Lead Borrower and stating that at the delivery of such Certificates, no Borrower is in Default.

                (b) The delivery of an opinion of counsel to the Borrowers which confirms the due execution, binding effect, and enforce ability of this Fourth Amendment and absence of conflict of this Fourth Amendment with any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound (which opinion may be subject to the same qualifications as had been included in such counsel's opinion rendered in connection with the execution of the Loan Agreement).

                (b) The execution of the Fourth Amendment Fee Letter and the payment of the fees provided for therein.


        SECTION 3. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

                (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Lead Borrower and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

                (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

        SECTION 4. MISCELLANEOUS:

                (a) Terms used in the Fourth Amendment which are defined in the Loan Agreement are used as so defined.

                (b) This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                (c) This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                (d) Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforce ability of such provision in any other instance, or the validity, legality, or enforce ability of any other provisions of this Fourth Amendment.

                (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Fourth Amendment.

                (f) This Fourth Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

        Except as amended hereby and by the First Amendment, the Second Amendment, and the Third Amendment, all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                       FLEET RETAIL FINANCE INC.


                                       By /s/ Sally A. Sheehan
                                           -------------------------------------
                                       Name  Sally A. Sheehan
                                             -----------------------------------
                                       Title  Director
                                              ----------------------------------

                                                   THE REVOLVING CREDIT LENDERS:
                                                       FLEET RETAIL FINANCE INC.


                                       By  /s/ Sally A. Sheehan
                                           -------------------------------------
                                       Name  Sally A. Sheehan
                                             -----------------------------------
                                       Title  Director
                                              ----------------------------------


                                           THE CIT GROUP / BUSINESS CREDIT, INC.


                                       By  /s/ Michael Gardner
                                           -------------------------------------
                                       Name  Michael Gardner
                                             -----------------------------------
                                       Title  Vice President
                                              ----------------------------------

                                                    FOOTHILL CAPITAL CORPORATION

                                       By  /s/ Eileen Quinn
                                           -------------------------------------
                                       Name  Eileen Quinn
                                             -----------------------------------
                                       Title  Vice President
                                              ----------------------------------


                                                                THE TERM LENDER:
                                                    BACK BAY CAPITAL FUNDING LLC

                                       By  /s/ Michael L. Pizette
                                           -------------------------------------
                                       Name  Michael L. Pizette
                                             -----------------------------------
                                       Title  Managing Director
                                              ----------------------------------

                                                        THE GYMBOREE CORPORATION
                                                              (" LEAD BORROWER")

                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------


                                                                    "BORROWERS":
                                                    GYMBOREE MANUFACTURING, INC.


                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------


                                                       GYMBOREE OPERATIONS, INC.


                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------


                                                    GYMBOREE PLAY PROGRAMS, INC.

                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------


                                                    GYMBOREE RETAIL STORES, INC.


                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------

                                                       THE GYMBOREE STORES, INC.

                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------


                                                                  GYM-MARK, INC.


                                                   By     /s/ Alison L. May
                                                       -------------------------
                                           Print Name:    Alison L. May
                                                       -------------------------
                                                Title:    EVP, COO, CFO
                                                       -------------------------

                                 EXHIBIT 2:2-24
                    REVOLVING CREDIT LENDERS AND COMMITMENTS
                         ALL DOLLAR AMOUNTS ARE MILLIONS

------------------------------------------------------------------------------------------------------
                                                                       REVOLVING            REVOLVING
                                           REVOLVING     REVOLVING     CREDIT               CREDIT
                                           CREDIT        CREDIT        DOLLAR               PERCENTAGE
FROM                   TO                  CEILING ($)   LENDER        COMMITMENT ($)       COMMITMENT
------------------------------------------------------------------------------------------------------
Closing                October 8, 2000     75.0
------------------------------------------------------------------------------------------------------
                                                         Fleet(1)      27.5                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT(2)        20.0                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill(3)   27.5                 36.67%
------------------------------------------------------------------------------------------------------
October 9, 2000        October 15, 2000    87.5
------------------------------------------------------------------------------------------------------
                                                         Fleet         32.1                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           23.3                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      32.1                 36.67%
------------------------------------------------------------------------------------------------------
October 16, 2000       October 22, 2000    86.5
------------------------------------------------------------------------------------------------------


----------

       (1)    "Fleet" refers to Fleet Retail Finance Inc.

       (2)    "CIT" refers to The CIT Group / Business Credit Inc.

       (3)    "Foothill" refers to Foothill Capital Corporation

------------------------------------------------------------------------------------------------------
                                                                       REVOLVING            REVOLVING
                                           REVOLVING     REVOLVING     CREDIT               CREDIT
                                           CREDIT        CREDIT        DOLLAR               PERCENTAGE
FROM                   TO                  CEILING ($)   LENDER        COMMITMENT ($)       COMMITMENT
------------------------------------------------------------------------------------------------------
                                                         Fleet         31.7                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           23.1                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      31.7                 36.67%
------------------------------------------------------------------------------------------------------
October 23, 2000       October 29, 2000    84.5
------------------------------------------------------------------------------------------------------
                                                         Fleet         31.0                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           22.5                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      31.0                 36.67%
------------------------------------------------------------------------------------------------------
October 30, 2000       November 5, 2000    81.5
------------------------------------------------------------------------------------------------------
                                                         Fleet         29.9                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           21.7                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      29.9                 36.67%
------------------------------------------------------------------------------------------------------
November 6, 2000       November 12, 2000   77.5
------------------------------------------------------------------------------------------------------
                                                         Fleet         28.4                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           20.7                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      28.4                 36.67%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                       REVOLVING            REVOLVING
                                           REVOLVING     REVOLVING     CREDIT               CREDIT
                                           CREDIT        CREDIT        DOLLAR               PERCENTAGE
FROM                   TO                  CEILING ($)   LENDER        COMMITMENT ($)       COMMITMENT
------------------------------------------------------------------------------------------------------
November 13, 2000      November 24, 2000   84.0
------------------------------------------------------------------------------------------------------
                                                         Fleet         30.8                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           22.4                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      30.8                 36.67%
------------------------------------------------------------------------------------------------------
November 25, 2000      August 2, 2001      75.0
------------------------------------------------------------------------------------------------------
                                                         Fleet         27.5                 36.67%
------------------------------------------------------------------------------------------------------
                                                         CIT           20.0                 26.67%
------------------------------------------------------------------------------------------------------
                                                         Foothill      27.5                 36.67%
------------------------------------------------------------------------------------------------------
August 3, 2001         Maturity Date       85.0
------------------------------------------------------------------------------------------------------
                                                         Fleet         31.2                 36.706%
------------------------------------------------------------------------------------------------------
                                                         Foothill      30.0                 35.294
------------------------------------------------------------------------------------------------------
                                                         CIT           23.8                 28.0
------------------------------------------------------------------------------------------------------